Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

*** INDICATES CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

INTELLECTUAL PROPERTY

TRANSFER AND LICENSE AGREEMENT

Between

NXP B.V.

And

Virage Logic Corporation

Dated [—][—] 2009

Contents

Clause		Page

Annexes

Annex A	Transferred IP Blocks
Annex B	Transferred IP Tools
Annex C	Transferred Software
Annex D	Transferred Patents
Annex E	CoReUse Documentation
Annex F	NXP CoReUse Trademarks
Annex G	NXP Tools
Annex H	Royalty Reporting
Annex I	Purchaser Competitors
Annex J	Seller’s Trademark Usage Guidelines
Annex K	Seller Designated Bank Account
Annex L	High Level IP Block Obligations and Restrictions
Annex M	Revenue Sharing Deductible Costs
Annex N	Patent Assignment
Annex O	Tape-Out Report

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INTELLECTUAL PROPERTY TRANSFER AND LICENSE AGREEMENT

THE UNDERSIGNED:

(1)	NXP B.V., a limited liability company incorporated under the laws of the Netherlands, with corporate seat in Eindhoven, the Netherlands, and having its address at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands, (“Seller”); and

(2)	Virage Logic Corporation, a corporation incorporated under the laws of Delaware, USA, and having its address at 47100 Bayside Parkway, Fremont, California 94538, USA (“Purchaser”);

WHEREAS:

(A)	Seller and Purchaser have entered into that certain Asset Purchase Agreement dated October 9, 2009 (the “Asset Purchase Agreement”) relating to the sale and transfer to Purchaser of the Operations (as defined in the Asset Purchase Agreement) by Seller; and

(B)	by this Agreement, the Parties wish to set out the terms and conditions applicable to the licensing, assignment and transfer of certain materials and intellectual property between the Parties in connection with the foregoing;

NOW THEREFORE, in consideration of the premises, and of the mutual covenants and agreements contained herein and in the Asset Purchase Agreement and other Ancillary Agreements, the Parties hereby agree as follows:

1	INTERPRETATION

1.1	Definitions

When used in this Agreement, the following capitalised terms shall have the meanings set forth below. Any capitalised term used in this Agreement but not defined herein, shall have the meaning ascribed thereto in the Asset Purchase Agreement.

“Agreement” means this Intellectual Property Transfer and License Agreement (including all Annexes hereto), as the same may be amended or supplemented from time to time in accordance with the provisions hereof.

“Asset Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Combination Versions” means any derivative work of a Transferred IP Block or Transferred Software (or any derivative of such derivative) other than a Successor Version.

“Confidential Information” has the meaning set forth in clause 7.1 below.

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“CoReUse” means Seller’s certification standard for re-usability of IP Blocks and software as set forth in Seller’s documents at the Closing Date, included by reference in Annex E hereto, as may be reasonably updated by Seller from time to time after the Closing Date.

“Covered Products” means IC Products (including tangible products embodying High-Level IP Blocks), and software embedded in or executed on such IC Products or designed and used for testing IC Products.

“Customer Activities” means to design, have designed, make, have made, use, import, export, offer for sale, sell and/or otherwise dispose of Transferred IP IC Products and Successor and Combination Version IC Products.

“Deductible Costs” has the meaning set forth in Section 5.2 below.

“Divested Company” of any Person means any former Affiliate of a Person (whether such Person is now or hereafter an Affiliate thereof) as and from the moment it no longer qualifies as an Affiliate hereunder because of a sale, conveyance, split-off, spin-off or other transfer of all or a portion of such Person’s interest in such Affiliate, or any former unincorporated business or division of such Person (whether such business or division is now or hereafter a business of such Person) as and from the moment it is divested by the Person to a transferee that is not an Affiliate of such Person, it being understood that a Divested Company shall include a Person, unincorporated business or division that becomes a former Affiliate, unincorporated business or division after the date of the Asset Purchase Agreement, it being further understood that a Divested Company shall not include any Person, unincorporated business or division that becomes a former Affiliate, unincorporated business or division if at any time it was previously a Divested Company.

“High-Level IP Block” means an IP Block or a System on Chip that contains Purchaser Licensed IP plus material added by Seller.

“IC Products” mean hardware semiconductor integrated circuit wafers, chips, dies and systems, which systems include multi-chip modules, systems in package and dies on substrate, PCB or similar material.

“Intellectual Property Rights” means copyrights, database rights, mask work rights, semiconductor rights, design rights, trade secret rights, and all analogous and other similar rights existing under the laws of any jurisdiction in the world, and all applications and registrations for the foregoing, but specifically excluding Patents and Trademarks.

“IP Block” means an electronic circuit representing a component of a larger system on an integrated circuit.

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“IP Block Documentation” means for each Transferred IP Block, all documentation owned by Seller or any of its Affiliates that consists of or otherwise comprises circuit diagrams on any level of abstraction applicable, all EDA views on any level of abstraction, silicon reports or equivalent proof of silicon validation, datasheets, release notes, application notes, training materials and other technical documents and technical files applicable to such Transferred IP Block. For the avoidance of doubt, for the *** technology, all manuals, technical guidelines and other technical documents and technical files that are owned by Seller or any of its Affiliates are included.

“IP Tool Documentation” means for each Transferred IP Tool, all documentation owned by Seller or any of its Affiliates that consists of or otherwise comprises manuals, technical guidelines and other technical documents and technical files applicable to such Transferred IP Tool.

“Library Elements” means standard cells used in the synthesis of RTL blocks that are part of the Transferred IP Blocks, other than standard cells contained in standard cell libraries listed in any of Annex A – C hereunder.

“Licensed IPRs” means any Intellectual Property Rights that are both (a) infringed by, or embodied or included in, any of the Transferred Materials as provided hereunder, and (b) owned by Seller or any of its Affiliates between the date of the Asset Purchase Agreement and twelve (12) months following the Closing Date, other than Transferred IPRs.

“Licensed Materials” means

(i)	for each Transferred IP Block, the portions of the applicable IP Block Documentation that directly relate to that Transferred IP Block and that are used by Seller or any of its Affiliates for (but not exclusively for) the Operations as of the Closing Date;

(ii)	for each Transferred IP Tool, the portions of the applicable IP Tool Documentation that directly relate to that Transferred IP Tool and that are used by Seller or any of its Affiliates for (but not exclusively for) the Operations as of the Closing Date;

(iii)	for each Transferred Software, the portions of the applicable Software Documentation that directly relate to that Transferred Software and that are used by Seller or any of its Affiliates for (but not exclusively for) the Operations as of the Closing Date; and

(iv)	the NXP Tools;

which, for (i), (ii) and (iii) above, shall include, for example, the applicable portions of Seller’s final IC Product documentation and documentation of subsystems (e.g., High-Level IP Blocks) that contain one or more of the Transferred IP Blocks, Transferred IP Tools or Transferred Software.

“Licensed Patents” means the NXP Transferred Materials Patents and the NXP Successor Version Patents.

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“NXP CoReUse Trademarks” means the Trademarks listed in Annex F hereto.

“NXP Successor Version Patents” means any claims in any Patent (including any Patent that issues on any Patent application filed during the time frame set forth in (b) below) that are both:

(a)	infringed by any Successor Versions developed by or on behalf of Purchaser or the manufacture, use, import, offer for sale or sale thereof, it being understood that in each case NXP Successor Version Patents shall not include any claims in any Patents that read on any semiconductor manufacturing process; and

(b)	owned by Seller or its Affiliates at any time between the date of the Asset Purchase Agreement and *** (***) *** after the Closing Date.

“NXP Tools” means the tools listed in Annex G hereto, excluding the portions thereof not owned by Seller as set forth under the heading “Third Party IP” in Annex G.

“NXP Transferred Materials Patents” means any claims in any Patent that are both:

(a)	infringed by any of the Transferred Materials as furnished hereunder or any or the manufacture, use, import, offer for sale thereof, it being understood that NXP Transferred Materials Patents shall not include any claims in any Patents that read on any semiconductor manufacturing process; and

(b)	owned by Seller or its Affiliates as of the date of the Asset Purchase Agreement or *** thereafter.

“Partial Combination Version” means that portion of a Combination Version that contains IP Blocks or software licensed, or transferred or assigned by Seller hereunder.

“Patents” means any patents and patent applications, together with all additions, divisions, continuations, continuations-in-part, substitutions, reissues, re-examinations, extensions, registrations, patent term extensions, supplemental protection certificates and renewals of any of the foregoing, in any country of the world.

“Purchaser Competitor” means the Persons listed or otherwise described on Annex I hereto.

“Purchaser Confidential Information” shall have the meaning set forth in clause 7.1.

“Purchaser Customer” shall have the meaning set forth in clause 2.4.

“Purchaser Indemnified Version” shall have the meaning set forth in clause 9.1.1.

“Purchaser Licensed IP” means the Transferred Materials, Transferred IPRs, Transferred Patents, Purchaser Successor Versions, Purchaser Successor Version IPRs, the Purchaser Partial Combination Versions and the Purchaser Partial Combination Version IPRs.

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“Purchaser Partial Combination Version” means that portion of a Combination Version that contains IP Blocks or software not licensed, or transferred or assigned by Seller hereunder. For purposes of this definition only, “Combination Versions” shall refer only to those Combination Versions made by or on behalf of Purchaser or any of its Affiliates or otherwise owned by Purchaser or any of its Affiliates.

“Purchaser Partial Combination Version IPRs” means any Intellectual Property Rights and any claims in any Patents that are both (i) infringed by, or embodied or included in, any of the Purchaser Partial Combination Versions and (ii) owned by Purchaser or any of its Affiliates.

“Purchaser Successor Version” means any Successor Version made by or on behalf of Purchaser or any of its Affiliates or otherwise owned by Purchaser or any of its Affiliates.

“Purchaser Successor Version IPRs” means any Intellectual Property Rights and any claims in any Patents that are both (i) infringed by, or embodied or included in, any of the Purchaser Successor Versions and (ii) owned by Purchaser or any of its Affiliates.

“Purpose” shall have the meaning set forth in clause 2.4.

“Receiving Party” shall have the meaning set forth in clause 7.1.

“Restricted Activities” shall have the meaning set forth in clause 5.4.

“Royalty Term” means the seven (7) year period after the Closing Date.

“Seller Confidential Information” shall have the meaning set forth in clause 7.1.

“Seller Indemnified Party” shall have the meaning set forth in clause 9.1.1.

“Seller Licensed Activity” shall have the meaning set forth in clause 2.2.

“Software Documentation” means for each Transferred Software, all documentation owned by Seller or any of its Affiliates that consists of or otherwise comprises technical documents and technical files applicable to such Transferred Software.

“Successor and Combination Version IC Products” has the meaning set forth in clause 2.4.

“Successor Versions” means any derivative work of a Transferred IP Block or Transferred Software (or any derivative of such derivative) that contains no modifications of or improvements to such Transferred IP Block or Transferred Software, other than modifications or improvements to the extent necessary to:

(a)	correct bugs or similar errors;

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(b)	adapt or port Transferred IP Blocks or Transferred Software, as applicable, to different or new production processes;

(c)	improve production yield or reduce manufacturing costs of Transferred IP Blocks or Transferred Software, as applicable, while retaining substantially similar architecture and design;

(d)	implement a design shrink; or

(e)	include or support additional EDA tool views.

“Suspension Period” shall have the meaning set forth in clause 5.4.

“Trademarks” means trademarks, service marks, brand names, certification marks, collective marks, domain names, logos, symbols, trade dress, trade names and other indicia of origin, and all applications and registrations for the foregoing.

“Transferred IP Blocks” means the IP Blocks listed in Annex A hereto.

“Transferred IP IC Products” has the meaning set forth in clause 2.4.

“Transferred IP Tools” means the IP Block-related tools, standards and re-use enablers listed in Annex B hereto.

“Transferred IPRs” means any Intellectual Property Rights that (x) are misappropriated or infringed by, or embodied or included in, any of the Transferred Materials as provided hereunder, (y) are owned by Seller or any of its Affiliates as of the Closing Date and (z) are used exclusively in connection with or for the Purpose as of the Closing Date.

“Transferred Materials” means:

(i)	(x) the Transferred IP Blocks in source code format and (y) all of the applicable IP Block Documentation that are used by Seller or any of its Affiliates in their respective conduct of the Operations as of the Closing Date;

(ii)	(x) the Transferred IP Tools, (y) all code (including executable and source code) therein, and (z) all of the applicable IP Tool Documentation that are used by Seller or any of its Affiliates in their respective conduct of the Operations as of the Closing Date; and

(iii)	(x) the Transferred Software and (y) all of the applicable Software Documentation that are used by Seller or any of its Affiliates in their respective conduct of the Operations as of the Closing Date, in each case other than the Licensed Materials.

“Transferred Materials Infringement Claim” shall have the meaning set forth in clause 5.5.1.

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“Transferred Materials Infringement Claim Costs” shall have the meaning set forth in clause 5.5.1.

“Transferred Patents” means the Patents listed in Annex D hereto.

“Transferred Software” means the software listed in Annex C hereto.

“US/Netherlands Treaty” means the Convention Between the United States of America and the Kingdom of the Netherlands for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes and Income, as amended and as in effect as of the date of this Agreement.

1.2	References

1.2.1	Any reference in this Agreement to a liability or obligation of Seller shall be deemed to incorporate an obligation on the part of Seller to procure that the relevant liability is discharged or obligation is performed by Seller’s relevant Affiliates, subject to the terms set out in this Agreement.

1.2.2	Any reference in this Agreement to a liability or obligation of Purchaser shall be deemed to incorporate an obligation on the part of Purchaser to procure that the relevant liability is discharged or obligation is performed by Purchaser’s relevant Affiliates, subject to the terms set out in this Agreement.

1.2.3	Any reference in this Agreement to a license granted to Seller shall be deemed to incorporate the same license to Seller’s relevant Affiliates, subject to the terms set out in this Agreement.

1.2.4	Any reference in this Agreement to a license granted to Purchaser shall be deemed to incorporate the same license to Purchaser’s relevant Affiliates, subject to the terms set out in this Agreement.

1.2.5	Whenever used in this Agreement, the words “include”, “includes” and “including” and variations thereof shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation”.

1.3	Drafting party

No provision of this Agreement shall be interpreted against a Party solely as a result of the fact that such Party was responsible for the drafting of such provision, it being acknowledged that the Parties and representatives of the Parties have participated in the drafting and negotiating of this Agreement.

1.4	Headings and references

The clause and paragraph headings and table of contents contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

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2	TRANSFER AND LICENSE

2.1	Transferred Materials, IPRs and Patents

Subject to the terms and conditions of this Agreement, Seller hereby assigns, transfers and conveys to [Purchaser] the Transferred Materials, the Transferred IPRs and the Transferred Patents, and Purchaser hereby accepts the assignment of the Transferred Materials, Transferred IPRs and Transferred Patents.

2.2	License Back

(a)	Purchaser hereby grants to Seller a non-exclusive, irrevocable, perpetual, nonterminable, world-wide, royalty-free (except pursuant to clause 2.2(b)(iii) below) and fully-paid up (except pursuant to clause 2.2(b)(iii) below) license, without the right to sublicense except as expressly set forth in clauses 2.2(b), (c) and (d) below, to and under the Purchaser Licensed IP to:

(i)	as applicable, use, have used, modify, have modified, improve, have improved, create and have created derivative works thereof;

(ii)	manufacture, have manufactured, make, have made, design, have designed and use Covered Products;

(iii)	offer to sell, sell, have sold, import, have imported, export, have exported, copy, have copied, distribute or otherwise dispose of IC Products included in such Covered Products; and

(iv)	offer to license, have licensed and license, import, have imported, export, have exported, copy and have copied High-Level IP Blocks or any software included in such Covered Products.

For the avoidance of doubt, all “have” rights set forth in this clause (a) are limited to the right to have third parties, including contract manufacturers, use such rights solely on behalf of Seller or any of its Affiliates or any of their respective permitted sublicensees. On a quarterly basis (for the duration of the Services Period (as defined in the Technology Services Agreement) and to the extent not previously delivered, Purchaser, at its own expense, shall deliver to Seller the source code portions of any software included in the Purchaser Licensed IP. The source code shall include updated schematics (to the extent schematics were originally provided by Seller to Purchaser), along with fully documented human-readable source code, including programmer’s notes, flow charts, logic diagrams and other such materials and documentation, in each case to the extent available. For the avoidance of doubt, Seller shall be entitled to sublicense and deliver to any sublicensee permitted by this Agreement, the source code and related materials described in the

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previous two sentences, and to grant to such sublicensee a sublicense to such source code and materials consistent with the rights set forth in clause 2.2(a)(i) through (iv) above, but limited to the scope of such sublicense (including as required by clause 2.2(c) below, as applicable).

(b)	Subject to the restrictions set forth in clause 2.2(d) below, Seller shall have the right to sublicense:

(i)	all or part of the rights set forth in clause (a) above to Divested Companies of Seller at the applicable time of such divestment (or a direct or indirect parent company thereof (for use solely with respect to the Divested Company as provided herein)) (subject to the restrictions set forth below in clause 2.2(c) below), including the right to further sublicense in accordance with clause 2.2(b)(iii) below;

(ii)	all or part of the rights set forth in clause 2.2(a) above solely with respect to *** to third parties in connection with *** or similar programs or *** programs in which Seller or any of its Affiliates is or may be a participant from time to time, whether now or in the future, to the extent such licenses are required as a condition to participation in such programs and such sublicensed third parties have no right to *** without reference to or use in the applicable ***;

(iii)	all or part of the rights set forth in clause 2.2(a) above solely with respect to *** to third parties, subject to the payment and other obligations set forth in Annex L hereto), it being understood that such third parties shall have the right to use, have used, modify, have modified, improve, have improved, create and have created ***, manufacture, have manufactured, make, have made, design, have designed and use ***, and to offer to sell, sell, have sold, import, have imported, export, have exported, copy, have copied, distribute or otherwise dispose of such *** and such sublicensed third parties have no right to *** without reference to or use in the applicable ***;

(iv)	all or part of the rights set forth in clause 2.2(a) above in the event of and following an uncured material breach by Purchaser of any material delivery milestone, material breach of Support Services obligations with respect to Critical Error Corrections (each as defined in the Technology Services Agreement) or material breach of express breach of warranty remedy, in each case under the Technology Services Agreement or a Statement of Work thereto, that is not cured within sixty (60) days after the conclusion of the breach resolution procedures set forth in Section 8.2.1 of the Technology Services Agreement;

(v)	all or part of the rights set forth in clause 2.2(a) above in the event of and following an uncured material breach by Purchaser of any material delivery milestone,

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material breach of Support Services obligation with respect to Critical Error Corrections or material breach of express breach of warranty remedy, in each case under the Services Agreement or a Statement of Work thereto, that is not cured within one (1) day after the conclusion of the breach resolution procedures set forth in Section 8.2.1 of the Technology Services Agreement, but solely to enable Seller or any of its Affiliates to engage a third party to provide services to Seller or any of its Affiliates solely with respect to the Deliverable(s) that are the subject of such uncured material breach and provided that, in the event that Purchaser cures such material breach within sixty (60) days after the conclusion of the breach resolution procedures set forth in Section 8.2.1 of the Technology Services Agreement, Seller’s right to sublicense and any sublicense granted under this clause 2.2(b)(v) shall automatically terminate after the completion of such services by such third party; and

(vi)	*** (***) and *** (***) insofar as the Purchaser Licensed IP constitutes Deliverables (as defined in the Technology Services Agreement) that Seller is required to provide to ***, as applicable, pursuant to that certain *** and the *** each in effect as of ***.

The rights in clause 2.2(b)(i) above shall be further sublicensable one (1) time only by one (1) Divested Company of Seller relating to all or part of Seller’s *** (***) (such right to further sublicense to be granted at the time of divestment of ***) solely to a Divested Company of *** at the time of such divestment (as such Divested Company may organically grow or change from time to time), provided that such further sublicense contains the restrictions set forth in clauses 2.2(c)(i) and c(iii) below and is otherwise in compliance with all of the requirements set forth in this clause 2.2 (including clause 2.2(d) below and Annex L hereto). Any Divested Company sublicense will be transferable or assignable, in whole but not in part, to any Affiliate of the sublicensee or to a third party as part of a merger, acquisition or sale of such sublicensee or substantially all of the business or assets of sublicensee related to the subject matter of this Agreement, as long as the third party involved in such a merger, acquisition or sale is not a Purchaser Competitor and provided that such Affiliate or third party, as applicable, agrees in writing to be bound by all of the terms, conditions and provisions contained in the applicable sublicense agreement required pursuant to clause (d) below.

(c)	(i) Except as set forth in clause 2.2(c)(ii) below, for each sublicense to or with respect to a Divested Company of Seller or a Divested Company of *** permitted pursuant to clause 2.2(b) above, such sublicense shall be limited to exercising the rights in clauses 2.2(a)(i), (ii) and (iii) above only with respect to

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(I)	IC Products that have been Taped Out, IC Products under development, and High-Level IP Blocks and software of such Divested Company in existence, in each case as of the date of divestiture,

(II)	any future IC Products, High-Level IP Blocks or software on then-current roadmaps of such Divested Company as of the date of divestiture, and

(III)	any derivatives or natural successors of the items specified in 2.2(c)(i)(I) and (II) above.

(ii)	In the event that Seller grants a sublicense to or with respect to *** under clause 2.2(b) above, such sublicense shall not be subject to the restrictions set forth in clause 2.2(c)(i) above; provided, however, that the permitted one (1) time further sublicense by *** to a Divested Company of *** shall be subject to the restrictions set forth in clause 2.2(c)(i) above.

(iii)	Except as set forth in clause (c)(iv) below, no sublicense granted to a Divested Company pursuant to clause (i) or clause (ii) shall extend to any Person, business, operation or activity with which any such Divested Company becomes combined or is merged.

(iv)	Notwithstanding clause (c)(iii) above, for so long as Seller does not *** to *** of the *** (***), if the *** on *** is *** set forth in the *** thereto or *** as long as no other Person (other than controlled Affiliates of *** or Seller) is a *** and Seller (it being understood that, ***, the *** is the *** for purposes of this Agreement), Seller may enter into agreements extending the sublicense granted with respect to *** to any Person, business, operation or activity with which *** is combined or is merged, but solely for the purpose of conducting the business of *** (and not for any other purpose). With respect to all other Divested Company sublicenses hereunder, Purchaser shall consider in good faith any request by Seller to have the sublicense with respect to the applicable Divested Company extended to any Person, business, operation or activity with respect to which such Divested Company is combined or is merged, but solely for the purpose of conducting the business of such Divested Company (and not for any other purpose).

(d)	Each sublicense granted under clause 2.2(b) shall be subject to a written sublicense agreement under which each sublicensee shall agree to the scope of sublicense and the restrictions and other obligations set forth in this Agreement applicable to the rights sublicensed, including the applicable express restrictions referenced in clause 2.2 (c)(iii) and (c)(iv) above, and each such sublicense agreement shall

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(i)	be governed by the same governing law and dispute resolution procedures and venue as set forth in this Agreement, and

(ii)	require that Purchaser be copied on all notices provided under such sublicense agreement.

Any such sublicense agreement shall also contain the terms and conditions set forth in clause 2.2(f) below and, if applicable, Annex L hereto. Seller shall advise Purchaser in writing of each such sublicense and provide Purchaser with a copy of each sublicense agreement and any amendment or other modification thereto within thirty (30) days of execution of same. Further, each sublicense agreement with or with respect to a Divested Company (not including the sublicense agreement with *** but including the sublicense agreement executed in connection with the exercise of *** of its permitted one (1) time further sublicense to a Divested Company of ***) shall require such Divested Company to provide Purchaser with a copy of the roadmap applicable to such sublicense upon the written request of Purchaser. Any roadmap provided hereunder shall be kept strictly confidential in files of Purchaser’s CEO and/or Vice President of Engineering marked “Highly Confidential” and access thereto and use thereof shall be restricted solely for the purposes of determining whether the scope of the sublicense to, or the exercise of the sublicense by, the applicable Divested Company has been exceeded. Purchaser agrees that Seller shall have no liability for any acts or omissions of its permitted sublicensees; provided that as a condition to Seller’s ability to sublicense its rights hereunder and its sublicensees’ ability to sublicense their permitted sublicensees, Seller agrees, and Seller shall cause each of its sublicensees hereunder to be obligated in writing to agree, in the applicable written sublicense agreement between Seller and such sublicensee, that Purchaser shall be expressly named as an intended third party beneficiary of any such sublicense in the applicable sublicense agreement with the express right to enforce such sublicense agreement in accordance with its terms.

(e)

As between Purchaser and Seller, Seller shall exclusively own and retain all right, title and interest in and to any modifications, improvements, updates and derivative works of the Purchaser Licensed IP (other than any Patents included therein) developed by or on behalf of Seller, any of its Affiliates or any sublicensee hereunder; provided, however, that with respect to any claims in any Patent owned by Seller or any of its Affiliates at any time after the Closing Date that read on or are directed towards any such modifications, improvements, updates or derivative works that are developed by or on behalf of Seller or any of its Affiliates, Seller shall automatically grant, and hereby does grant, without any additional requirement, including execution of a separate license agreement, to Purchaser a license under all such claims, which license shall be of the same scope and for the same purposes as the license granted in clause 2.5 below, and for the avoidance of doubt, all such claims shall be deemed licensed to Purchaser under clause 2.5 below. The sublicense rights set forth herein shall be subject to the applicable sublicensee

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automatically granting to Purchaser, ab initio, without any additional requirement, including execution of a separate license agreement, a license under any claims in any Patent owned by such sublicensee at any time after the date such sublicense is granted to such sublicensee, that read on or are directed towards any modifications, improvements, updates or derivative works of the Purchaser Licensed IP made by or on behalf of such sublicensee, which license shall be of the same scope and for the same purposes as the license granted in clause 2.5 below.

(f)	(i) No licensee or sublicensee under this Agreement shall delete or in any manner alter any intellectual property rights notices of Purchaser or its suppliers, if any, appearing on the Purchaser Licensed IP. Each such licensee and sublicensee shall reproduce such notices in a substantially similar manner on each copy it makes of any Purchaser Licensed IP.

(ii)	Each licensee and sublicensee under this Agreement shall identify Purchaser on semiconductor manufacturers’ declaration forms as a licensor of the intellectual property owned by Purchaser embodied in the Purchaser Licensed IP that is contained in such licensee’s or sublicensee’s products as produced by its semiconductor manufacturer(s). Each such licensee and sublicensee shall execute such declaration as provided by each such semiconductor manufacturer to document the content of the Purchaser License IP in such products. Upon Purchaser’s request, the applicable licensee or sublicensee shall authorize the applicable semiconductor manufacturer to provide information directly to Purchaser documenting the content of the Purchaser Licensed IP in such products.

(iii)	Each licensee under this Agreement acknowledges and agrees, and each sublicensee under this Agreement shall acknowledge and agree in the applicable sublicense agreement, that (I) certain output generated by or on behalf of such licensee or sublicensee through use of certain Purchaser Licensed IP licensed to it hereunder may contain information that complies with the Virtual Component Identification Physical Tagging Standard (VCID) as maintained by the Virtual Socket Interface Alliance (VSIA), (II) such information may be expressed in GDSII Layer 63 or other such layer designated by Purchaser, the VSIA, and hardware definition languages, or other formats, and (III) it is not authorized to, and it shall not, alter or change any such information.

(iv)

In the event a semiconductor manufacturer is manufacturing integrated circuits for any licensee or sublicensee using any of the Purchaser Licensed IP, each such licensee and sublicensee shall provide to Purchaser reports once per quarter setting forth, for the previous quarter, the project tracking number used by the semiconductor manufacturer to identify Tape Outs (as defined in the Master License Agreement) completed in such quarter using such Purchaser Licensed IP. The

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reports shall be sent via email to tapeout@viragelogic.com; provided, however, that Licensee may deliver such reports through the Steering Committee (as defined in the Technology Services Agreement). A sample form of such report is included as Annex O hereto.

2.3	Effectuation

Seller will execute and deliver all files, assignments (including the Patent assignment set forth in Annex N hereto), and titles, evidence or authorisations as may be required to vest, perfect, confirm, effectuate or to formalise the assignment, transfer and conveyance of the Transferred Materials, Transferred IPRs and Transferred Patents to Purchaser. Any other aspects concerning delivery by Seller of Transferred Materials, Transferred IPRs and Transferred Patents to Purchaser shall be governed by the Umbrella Transitional Services Agreement.

2.4	Licensed Materials and IPRs

Subject to the terms and conditions of this Agreement (including clause 2.8), Seller hereby grants to Purchaser a personal, non-exclusive, non-transferable (except as set forth in clause 11), perpetual, irrevocable, non-terminable, world-wide, royalty-free and fully paid-up license under the Licensed Materials and Licensed IPRs only for the purpose of the following (the following being referred to as the “Licensed Activities”), in each case only in connection with CMOS silicon wafer manufacturing processes with a design rule of ninety (90) nanometers and smaller (and IC Products resulting from such processes) (the “Purpose”) and for no other purpose or use:

(a)	promoting, licensing, supplying, and providing maintenance and support services regarding, the Transferred IP Blocks and Transferred Software to Purchaser’s downstream customers (each, a “Purchaser Customer”) (provided that these Purchaser Customers will be bound by confidentiality agreements no less restrictive than Purchaser’s confidentiality obligations hereunder) solely to enable such customers to design, have designed, make, have made, use, import, export, offer for sale, sell or otherwise dispose of those portions of IC Products that contain Transferred IP Blocks or Transferred Software (such portions, the “Transferred IP IC Products”);

(b)	developing Successor Versions and Partial Combinations Versions;

(c)	promoting, (sub)licensing, supplying, and providing maintenance and support services regarding, Successor Versions and Partial Combination Versions to Purchaser Customers (provided that these Purchaser Customers will be bound by confidentiality agreements no less restrictive than Purchaser’s confidentiality obligations hereunder) solely to enable such customers to design, have designed, make, have made, use, import, export, offer for sale, sell and/or otherwise dispose of those portions of IC Products that contain Successor Versions or Partial Combination Versions (such portions, the “Successor and Combination IC Products”);

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(d)	using the Transferred IP Tools, and derivative works thereof, and the NXP Tools and other Licensed Materials related to the NXP Tools to configure Transferred IP Blocks and any Successor Versions and Partial Combination Versions; and

(e)	using the CoReUse standard and the Qcore tool, both identified in Annex G hereto, to qualify Transferred IP Blocks and any Successor Versions and Partial Combination Versions as CoReUse-compliant in accordance with Seller’s guidelines referenced in Annex D.

2.5	Patent License

Subject to the terms and conditions of this Agreement (including clause 2.8), Seller hereby grants to Purchaser a personal, non-exclusive, non-transferable (except as set forth in clause 11), perpetual, irrevocable, non-terminable, world-wide, royalty-free and fully paid-up license under the Licensed Patents solely for the conduct of any of the Licensed Activities.

2.6	No obligation

For the avoidance of doubt, Seller shall have no obligation under this Agreement to maintain or support after the Closing Date any of the items licensed or transferred by Seller or its Affiliates pursuant to this Agreement, including: (i) Transferred Materials; (ii) Transferred IPRs; (iii) Transferred Patents; (iv) Licensed IPRs; (v) NXP Transferred Materials Patents; or (vi) NXP Successor Version Patents.

2.7	Delivery

Seller or one or more of its Affiliates shall, upon the request of Purchaser, deliver the Licensed Materials to Purchaser in accordance with the Umbrella Transitional Services Agreement, provided that Seller and its Affiliates shall have no obligation to deliver any Licensed Materials hereunder to the extent that such Licensed Materials have been previously delivered to Purchaser.

2.8	Ownership; no other rights

Seller (or its Affiliates as the case may be) retains all rights, title and interest in and to the Licensed Materials (including any copies thereof and whether separate or combined with any other products), Licensed IPRs and Licensed Patents, and no ownership in or to the Licensed Materials, Licensed IPRs or Licensed Patents is transferred pursuant to this Agreement. Further, in no event shall the licenses granted under clauses 2.4 and 2.5 above, or any other provision of this Agreement, be construed as granting Purchaser (or its Affiliates), expressly or by implication, estoppel or otherwise, any right or license to use any of Seller’s (or any of its Affiliates’) Patents, technology or intellectual property rights other than those licenses to the Licensed Materials, Licensed IPRs and Licensed Patents to the extent expressly granted under clauses 2.4 and 2.5 above.

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2.9	IP Blocks

Notwithstanding anything herein to the contrary, it is understood and agreed that (x) unless otherwise specified on Annex A, B or C hereto, sub-blocks, components or other constituent parts of those Transferred IP Blocks, Transferred IP Tools or Transferred Software that form part of Transferred Materials, and the Transferred IPRs pertaining thereto, do not constitute part of such Transferred Materials or Transferred IPRs and are not being transferred or assigned hereunder and (y) unless otherwise specified on Annex A, sub-blocks, components or other constituent parts of the Transferred IP Blocks that constitute Library Elements and the Licensed IPRs and the Licensed Patents pertaining thereto, taken in isolation and without reference to or use in any such Transferred IP Block or Successor Version or Partial Combination Version relating thereto, are not being licensed hereunder.

Notwithstanding the foregoing in this clause 2.9, Purchaser shall be free, and Seller hereby grants to Purchaser, the right to use for any purpose the ***; provided however that Purchaser shall maintain the confidentiality of the Library Elements to the extent required under this Agreement. For the purpose of this clause 2.9, *** means *** in the *** of *** have had *** such *** by such *** to *** such ***. However, this clause 2.9 does not grant Purchaser any rights under any Intellectual Property Rights or Patents of Seller or its Affiliates.

2.10	Open Source

The license granted to Purchaser hereunder does not include the right to license, and Purchaser shall not perform any actions in a manner that would require any software included in the Licensed IPRs or otherwise licensed hereunder to Purchaser, in whole or in part, or any derivative work thereof to be licensed, under Open License Terms.

3	TRADEMARKS

3.1	License

Subject to the terms and conditions of this Agreement, Seller hereby grants to Purchaser a personal, non-exclusive, non-transferable (except as set forth in clause 11 below), perpetual, irrevocable, worldwide, royalty-free, fully paid-up license to use the NXP CoReUse Trademarks for the sole purpose of promoting, sublicensing, supplying, and providing maintenance and support services regarding, all in accordance with clause 2.4 above, the Transferred IP Blocks that have been certified by Seller as CoReUse compliant at the Closing Date, as indicated in Annex A hereto and with respect to which such certification has not subsequently been withdrawn, it being understood that Seller may only withdraw such certification upon ninety (90) days’ prior written notice to Purchaser.

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3.2	Usage guidelines

The license granted under clause 3.1 above is subject to Purchaser’s strict compliance with Seller’s standard Trademark usage guidelines (the version of which effective as of the Closing Date is attached as Annex J hereto), as they may be amended or modified from time to time by Seller upon ninety (90) days’ prior written notice to Purchaser. Seller reserves the right to practice reasonable quality control with regard to Purchaser’s use of the NXP CoReUse Trademarks and any products and services marketed, sold or licensed by Purchaser thereunder.

3.3	Ownership and no other license

Purchaser acknowledges and agrees that:

(i)	all rights in and to the NXP CoReUse Trademarks are retained by Seller;

(ii)	Purchaser will not, now or in the future, contest the validity of the NXP CoReUse Trademarks;

(iii)	nothing in this Agreement will transfer ownership of the NXP CoReUse Trademarks; and

(iv)	Purchaser’s use of the NXP CoReUse Trademarks will not create in it, nor will it represent it has, any right, title or interest in or to the NXP CoReUse Trademarks other than the license expressly granted under clause 3.1 above, and all such use and goodwill associated thereby will inure to the benefit of Seller.

3.4	NXP mark restrictions

Purchaser shall not make use of the word “NXP”, alone or in combination with another sign, as a trademark, service mark, trade name or domain name or in any other way, and Purchaser shall not make use of any other commercial or corporate indicia retained by Seller, except for the NXP CoReUse Trademarks in accordance with this clause 3. Notwithstanding the foregoing or anything else in this Agreement to the contrary, Purchaser shall have the right to use the word “NXP” and other commercial or corporate indicia retained by Seller as reasonably required to describe the Transactions in connection with securities and other regulatory filings with any Governmental Authority.

4	PRIOR AND FUTURE SELLER COMMITMENTS AND UNDERTAKINGS

All assignments, transfers and licenses to Purchaser will be subject to all prior commitments and undertakings of Seller and/or its Affiliates and to all commitments and undertakings set forth in clause 2.2.

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Seller acknowledges and agrees that any license, assignment, transfer or other grant of any rights to the Licensed IPRs, Licensed Materials, Licensed Patents and/or NXP CoReUse Trademarks by Seller or any of its Affiliates to any third party shall be subject to the rights granted to Purchaser hereunder.

5	ROYALTY

5.1	Royalty on Transferred Materials

Purchaser will pay Seller a royalty of *** percent (***%) of all amounts received (including the fair market value of non-cash consideration) by or on behalf of Purchaser or any of its Affiliates during the Royalty Term (or amounts invoiced during the Royalty Term and later received) in respect of the licensing of the Transferred Materials, in the exact form provided by Seller to Purchaser under this Agreement, to parties other than Purchaser or its Affiliates or Seller or its Affiliates.

5.2	Royalty on Successor Versions

Purchaser will pay Seller a royalty of *** percent (***%) of (i) all amounts received (including the fair market value of non-cash consideration) by or on behalf of Purchaser or any of its Affiliates during the Royalty Term (or amounts invoiced during the Royalty Term and later received) in respect of the licensing of any Successor Versions to parties other than Purchaser or its Affiliates or Seller or its Affiliates, minus (ii) any costs and expenses *** by Seller or a third party *** (the “Deductible Costs”). It is furthermore expressly understood that only a *** percent (***%) deduction of such Deductible Costs will be applied in connection with modifications to Successor Versions that are designed to *** by or on behalf of ***.

5.3	Royalty on Combination Versions

Purchaser will pay Seller a royalty of *** percent (***%) of all Allocable Combination Version Revenue received by or on behalf of Purchaser or any of its Affiliates during the Royalty Term (or amounts invoiced during the Royalty Term and later received) in respect of the licensing of any Combination Version to parties other than Purchaser or its Affiliates or Seller or its Affiliates.

For the purposes of this Section 5.3, “Allocable Combination Version Revenue” means amounts received (including the fair market value of non-cash consideration) by or on behalf of Purchaser or any of its Affiliates on the Partial Combination Version portion of each Combination Version, calculated as follows:

(i)	where such Partial Combination Version portion of such Combination Version constitutes Transferred Materials in the exact form provided by Seller to Purchaser under this Agreement, the Allocable Combination Version Revenue shall be determined by multiplying the amounts received by or on behalf of Purchaser or any of its Affiliates from the licensing of such Combination Version by the fraction *** where *** is Purchaser’s *** of *** of *** when *** and *** is the *** of the *** of *** that does not constitute a ***; and

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(ii)	where such Partial Combination Version portion of such Combination Version constitutes a Successor Version, the Allocable Combination Version Revenue shall be determined by multiplying the revenue received by or on behalf of Purchaser or any of its Affiliates from the licensing of such Combination Version by the fraction *** where *** is Purchaser’s *** of *** of *** when *** (and after deduction of the Deductible Costs in accordance with clause 5.2 above) and *** is the *** of the *** of *** that does not constitute a ***.

5.4	Royalty Suspension (Restricted Activities)

In the event that Seller or any of its Affiliates at any time during the Royalty Term licenses on a commercial basis electronic circuit modules and related technology, software and tools for the design, maintenance, support, and manufacturing of IC Products with baseline CMOS (90 nanometres and smaller) technology that offer substantially the same functionality as any Transferred Materials, Successor Versions or Partial Combination Version portion of Combination Versions (“Restricted Activities”), then during the time that Seller or any of its Affiliates is engaged in any such Restricted Activity (such time, the “Suspension Period”), Purchaser shall have no obligation

(i)	to pay Seller any royalties under this clause 5 with respect to any amounts invoiced during the Suspension Period with respect to the Transferred Materials, Successor Versions or Combination Versions, as applicable, that are subject to the Restricted Activity in which Seller or any of its Affiliates is then engaging or

(ii)	to make any payment to Seller pursuant to clause 5.6 below in connection with the sale, transfer of title, or assignment of ownership during the Suspension Period of any of the Transferred Materials, Successor Versions or Combination Versions, as applicable, that are subject to the Restricted Activity in which Seller or any of its Affiliates is then engaging.

It is understood and agreed that neither Seller nor any of its Affiliates will be deemed to be engaged in a Restricted Activity with respect to licenses regarding which neither Seller nor any of its Affiliates are entitled to receive any further revenues therefrom or attributable thereto. For purpose of this clause 5.4, “commercial basis” shall not include Seller’s or any of Seller’s Affiliates’ engagement in High Level IP Block licensing as set forth in clause 2.2 above, as long as Seller and each of its Affiliates is in material compliance with its payment obligations under Annex L hereto.

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5.5	Royalty Off-setting (Transferred Materials Infringement Claims)

5.5.1	In the event that during the Royalty Term a claim, lawsuit or other legal proceeding is brought by a third party against Purchaser or any Purchaser Customer, to the extent Purchaser is required to defend such customers, which and to the extent is based on a claim that the unmodified Transferred Materials and/or unmodified portion of Transferred Materials or Transferred Materials contained in a Successor Version or Combination Version infringes a copyright, Patent or other Intellectual Property Right of a third party (“Transferred Materials Infringement Claim”), then, without prejudice to Seller’s obligation to defend and indemnify Purchaser under Section 8.2 of the Asset Purchase Agreement, *** subject to clause 5.5.2 below, Purchaser may set-off payment of the royalties due to Seller under this clause 5 to use such royalties as a share of the cost of litigation and activities conducted in connection with the analysis and defense of such claim (including reasonable attorneys’ fees, settlement costs and damage awards) and such other costs incurred in connection with clause 5.5.2 (including costs and expenses attributable to any mitigation steps undertaken by Purchaser, such as, without limitation, acquiring a license to the asserted copyright(s), Patent(s) and/or other Intellectual Property Rights or developing a non-infringing modification or replacement of the applicable Transferred Materials) solely, in each case, to the extent directly attributable to such Transferred Materials Infringement Claim (such costs together the “Transferred Materials Infringement Claim Costs”). Notwithstanding anything herein to the contrary, nothing in this clause 5.5 is nor shall be construed to be *** of any kind for *** or any other ***.

5.5.2	At any time that Purchaser sets-off the royalty payments pursuant to this clause 5.5, Purchaser and Seller agree that, in each such case, the following conditions shall apply:

(a)	Purchaser shall deliver prior written notice to Seller of any actual or threatened Transferred Materials Infringement Claim with sufficient detail stating the justification for setting-off the royalty payments including without limitation the third party claimant, the specific claims and the specific Transferred Materials that are subject to the claims, and shall include a copy of the lawsuit, complaint or administrative proceeding notice of action.

(b)

Purchaser and Seller shall discuss in good faith how to mitigate costs and damages and how to best address and amicably resolve such Transferred Materials Infringement Claim and what alternatives are reasonably available to achieve this, such as, by way of example, obtaining from any third party the necessary rights and licenses for the Parties to continue to enjoy the benefits of this Agreement or modification or replacement of any of the Transferred Materials or portion thereof so that these become non-infringing while giving substantially equivalent performance or, when no such alternative is reasonably available, how to reasonably support each other free of charge in the defense or settlement of such Transferred Materials Infringement Claim. Purchaser shall, if and to the extent obtained for the benefit of any Purchaser Customer, obtain a release of

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liability of Seller and its Affiliates relating to such Transferred Materials Infringement Claim and a license for Seller and its Affiliates for the continued use of such Transferred Materials. Purchaser shall have the right to control the defense and settlement of such Transferred Materials Infringement Claim, provided that, subject to clause 5.5.2(c) below, Seller shall have the right to meaningfully participate in (directly and through counsel of its own choosing and at its sole cost) the strategies, tactics and direction of such defense and settlement relating to such Transferred Materials Infringement Claim. Purchaser shall not have the right to set-off the royalty payments if Seller is denied the right to so participate in such defense and settlement.

(c)	Seller shall have the right to receive copies of all pleadings, notices, communications and other information with respect to the third-party lawsuit and proceedings, and Purchaser shall inform Seller of any settlement discussions with respect to the third-party actions or claims. Notwithstanding the foregoing, Purchaser shall have no obligation to provide any document or information to Seller that is subject to a protective order restricting such disclosure or is covered by attorney-client, attorney work product or similar privileges.

(d)	Seller shall reasonably cooperate with Purchaser with respect to the defense and settlement of the Transferred Materials Infringement Claims, including providing documents and information that are relevant to such Transferred Materials Infringement Claims, and making its employees, if relevant, available on a mutually convenient basis to provide additional information and explanation of such documents provided hereunder. Notwithstanding the foregoing, Seller shall have no obligation to provide any document or information to Purchaser that is subject to a protective order restricting such disclosure or is covered by attorney-client, attorney work product or similar privileges.

(e)	In the event that any *** related to *** under *** of the *** set forth in *** of the ***, shall be applicable to such claims.

(f)	During the period that any royalty payments are suspended under this clause 5.5, Purchaser shall provide Seller each calendar quarter an accurate accounting of all of the royalty payments set off under this clause 5.5 and the amount of litigation costs and expenses actually incurred and paid by Purchaser with respect to the Transferred Materials Infringement Claims, and the related lawsuit and proceedings. Seller shall have the right to audit at Purchaser’s headquarters all such records of Purchaser upon reasonable notice, and during Purchaser’s normal working hours at such facility. Purchaser shall make available to Seller at Purchaser’s headquarters all records necessary for Seller to properly conduct such audit.

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5.6	Transferred Materials

In the event that Purchaser or any of its Affiliates directly or indirectly sells, transfers title to, or assigns ownership of any of the Transferred Materials, Successor Versions or Combination Versions to one or more third parties, other than (i) any of Purchaser’s Affiliates or Seller’s Affiliates or (ii) in connection with a merger, acquisition or change of control of Purchaser or a sale of all or substantially all of the assets of Purchaser, as long as Seller remains entitled to receive royalties with respect to the applicable Transferred Materials, Successor Versions and/or Partial Combination Version portions of each Combination Version in accordance with the terms of this clause 5 after the consummation of such transaction, during the Royalty Term, Purchaser shall pay Seller a percentage of amounts received by Purchaser or any of its Affiliates (including any contingent, revenue share or similar payments earned or received during the Royalty Term) directly or indirectly from such third party or parties that are attributable to the applicable Transferred Materials, Successor Versions and/or Partial Combination Version portions of each Combination Version, calculated in accordance with the methodology described in the last paragraph of clause 5.7 below and taking into account the remaining period in the Royalty Term as of the date of consummation of the applicable sale, transfer of title or assignment of ownership.

5.7	Methodology

In the event that in the same transaction or series of related transactions, Purchaser or any of its Affiliates licenses Transferred Materials, Successor Versions and/or Combination Versions and licenses or sells other products, software or services, the amount to be allocated to such Transferred Materials, Successor Versions and/or Combination Versions shall be determined by multiplying the amount received by or on behalf of Purchaser or any of its Affiliates for all such Transferred Materials, Successor Versions, Combination Versions and other products, software and services licensed or sold in such transaction or series of related transactions by the fraction A/B where A is the combined list price of all such Transferred Materials, Successor Versions and/or Partial Combination Version portions of such Combination Versions when licensed separately and B is the combined list price of all such Transferred Materials, Successor Versions, Combination Versions and other products, software and services when licensed or sold separately.

List prices shall be determined at the time applicable amounts are invoiced. In establishing list prices, Purchaser acknowledges and agrees that it will not disproportionately discount Transferred Materials, Successor or Partial Combination Versions as compared to Combination Versions.

Where applicable, amounts under this clause 5 shall be calculated in accordance with U.S. generally accepted accounting principles.

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The fair market value of any non-cash consideration received by or on behalf of Purchaser or any of its Affiliates shall be determined in accordance with U.S. generally accepted accounting principles as they relate to non-monetary transactions.

In determining the amount attributable to the applicable Transferred Materials, Successor Versions and/or Partial Combination Version portions of Combination Versions for purposes of clause 5.6 above, Seller and Purchaser shall negotiate in good faith the attributable amount for a period of thirty (30) days. If Seller and Purchaser are unable to agree on such attributable amount after such thirty (30) day period, Seller and Purchaser shall appoint a mutually acceptable independent, internationally recognized appraisal, accounting or consulting firm that provides appraisal services to make such determination, which determination shall be provided to both Purchaser and Seller and will be binding on Purchaser and Seller. Subject to execution of a non-disclosure agreement reasonably acceptable to Purchaser, Purchaser shall provide to any such mutually agreed firm access to its books and records and other materials and personnel to the extent reasonably necessary to determine such attributable amount.

6	ROYALTY REPORTING AND AUDIT RIGHTS

6.1	Inspection of books and records

Purchaser shall maintain accurate books and records which enable the calculation of royalties payable hereunder to be verified in accordance with this clause 6.1. Purchaser shall retain the books and records for each quarterly period for four (4) years after the submission of the corresponding royalty report under clause 6.2 below. Upon no less than thirty (30) days’ prior written notice to Purchaser, independent accountants selected by Seller, reasonably acceptable to Purchaser, after entering into a confidentiality agreement with Purchaser no materially less restrictive than Seller’s confidentiality obligations hereunder, may have access to the books and records of Purchaser to conduct, at Purchaser’s headquarters, a review or audit, no more often than once per calendar year (it being understood, for the avoidance of doubt, that more than one (1) visit to such facilities may be required to complete a single audit), for the sole purpose of verifying the accuracy of the royalty reports submitted by Purchaser to Seller during the four (4) year period immediately preceding the date of such review or audit. Purchaser shall make available to the auditors at Purchaser’s headquarters all books and records necessary for the auditors to properly conduct such review and audit. The accounting firm shall provide an audit report to Seller, specifying whether there has been a royalty underpayment or overpayment (and, if so, the amount thereof), including its calculation per calendar quarter of royalties payable compared with royalties reported by Purchaser, aggregated for Transferred Materials, Successor Versions and Combination Versions categories, respectively, and an itemized bridge calculation for any difference between said reported royalties and the payable royalties per such category. Such access shall be permitted during Purchaser’s normal business hours during the Royalty Term and for two (2) years thereafter. Any such inspection or audit shall be at Seller’s expense, except if the audit results show underpayment by Purchaser of more than *** (***%) over the course of the entire period audited, in which case Purchaser will pay for the reasonable audit

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expenses incurred and documented by Seller within thirty (30) days of Seller’s itemized invoice therefor. Purchaser shall pay to Seller any underpaid royalties promptly. Any overpayments by Purchaser revealed in such inspection or audit shall be credited to future royalties, unless the Royalty Term has expired in which case Seller shall promptly, but in any event within forty-five (45) days of the issuance of the audit report, refund such overpaid amounts to Purchaser. Any records or accounting information received from Purchaser or its Affiliates during the course of any such inspection or audit shall be deemed Purchaser’s Confidential Information under this Agreement.

6.2	Royalty reporting and payment

Purchaser shall, within thirty (30) days following 31 March, 30 June, 30 September and 31 December of each calendar year during the Royalty Term: (i) submit to Seller (even in the event that Purchaser has no payment obligations for the applicable quarter) its duly signed written statement in the form as Annex H hereto; and (ii) pay to Seller the amounts due for that respective quarter. All amounts are in United States Dollars (USD), and Purchaser shall pay all amounts due to Seller hereunder by wire transfer into the bank account designated in Annex K or as otherwise designated by Seller in writing. Purchaser shall not offset, withhold or reduce any payment(s) due to Seller.

6.3	Tax

6.3.1	All amounts paid hereunder by Purchaser are gross amounts and shall be paid without withholding for or on account of any tax, but are exclusive of any value added tax (VAT) or analogous tax only. If the transactions as described in this Agreement are subject to any applicable VAT or analogous tax, Seller shall provide Purchaser with a valid invoice that complies with local tax regulations and which specifically states this tax. Provided Seller has stated VAT or analogous tax (as identified above) on the applicable invoice Purchaser will pay to Seller the VAT or analogous tax properly chargeable in respect of that payment. Purchaser reserves the right to withhold payment of VAT or analogous tax to Seller until Seller has provided Purchaser with a valid invoice which states such tax. If Seller has incorrectly determined the amount of VAT chargeable to Purchaser, then the invoice shall be corrected and (a) where Purchaser has overpaid any amount, Seller will repay this amount plus interest to Purchaser and (b) where Purchaser has paid less than the correct amount, Purchaser shall pay the outstanding amount to Seller upon receipt of a valid invoice. In the event that Purchaser is refused recovery of such input VAT by means of a deduction or refund by a taxing authority, solely because of an incorrect initial invoice made out by Seller, Seller will repay such VAT plus interest except where such refusal has arisen as a result of an action (or inaction) by Purchaser in respect of compliance with local tax legislation.

6.3.2	Seller shall deliver to Purchaser at the Closing a U.S. Internal Revenue Service Form W-8BEN claiming residence in the Netherlands for purposes of the US/Netherlands Treaty, claiming the benefits of Article 13 of the US/Netherlands Treaty (related to royalties), and otherwise signed and completed to the reasonable satisfaction of Purchaser.

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7	CONFIDENTIALITY

7.1	Confidential information

Purchaser acknowledges that any unpublished patent applications included in the Licensed Patents, any trade secrets or other confidential information included in the Licensed Materials, Licensed IPRs, and Successor Versions and Combination Versions (solely insofar as the Successor Versions and Combination Versions incorporate all or part of the trade secrets included in the Licensed IPRs) embody or contain valuable trade secrets and other confidential information of Seller (such trade secrets and other confidential information along with any unpublished patent applications included in the Licensed Patents and any trade secrets or other confidential information included in the Licensed Materials, Licensed IPRs are collectively referred to as “Seller Confidential Information”). Seller acknowledges that the Transferred Materials, any unpublished patent applications included in the Transferred Patents, any trade secrets or other confidential information contained in the Transferred IPRs, Successor Versions and Combination Versions embody or contain valuable trade secrets and other confidential information of Purchaser (such trade secrets and other confidential information along with the Transferred Materials, any unpublished patent applications included in the Transferred Patents and any trade secrets or other confidential information included in the Transferred IPRs are collectively referred to as “Purchaser Confidential Information”). Purchaser and Seller (each a “Receiving Party”) will not use the Seller Confidential Information or the Purchaser Confidential Information, as applicable (the “Confidential Information”), for any purpose not expressly permitted by this Agreement, and may disclose the other Party’s Confidential Information only to those of its employees, permitted sublicensees and other authorized third parties who have a strict need to know such Confidential Information for purposes of exploiting the licenses granted to such Party under this Agreement and who are under a written obligation of confidentiality no less restrictive than the Receiving Party’s confidentiality obligations hereunder. The Receiving Party will protect the other Party’s Confidential Information from unauthorized use, access and disclosure in the same manner as the Receiving Party protects its own confidential or proprietary information of a similar nature and with no less than reasonable care.

7.2	Exceptions

The Receiving Party’s obligations under clause 7.1 shall not apply to any information if and to the extent the Receiving Party can document that such information:

(a)	was already lawfully known to the Receiving Party at the time of initial disclosure by the other Party (expressly excluding, where Seller or any of its Affiliates is the Receiving Party,

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the Transferred Materials, any unpublished patent applications included in the Transferred Patents, and any trade secrets or other confidential and proprietary information contained in the Transferred IPRs (including as such trade secrets and other confidential and proprietary information may be included, incorporated or embodied in Successor Versions and Combination Versions);

(b)	was disclosed to the Receiving Party by a third party who had the right to make such disclosure without any confidentiality restrictions (including the confidentiality restrictions set forth herein or in any other Ancillary Agreement);

(c)	is, or through no fault of the Receiving Party has become, generally available to the public; or

(d)	is independently developed by the Receiving Party without use of or reference to the other Party’s Confidential Information. In addition, the Receiving Party will be allowed to disclose Confidential Information of the other Party to the extent that such disclosure is:

(i)	expressly approved in writing by the other Party prior to such disclosure;

(ii)	necessary for the Receiving Party to enforce its rights under this Agreement in connection with a legal proceeding, provided that the Receiving Party shall, prior to disclosure and at its own expense, seek a protective order appropriate to preserve the other Party’s rights in the confidential nature of the Confidential Information; or

(iii)	required by law or by the order or a court of similar judicial or administrative body, provided that the Receiving Party notifies the other Party of such required disclosure promptly and in writing and cooperates with the other Party, at the other Party’s reasonable request and expense, in any lawful action to secure a protective order appropriate to preserve the other Party’s rights in the confidential nature of the Confidential Information or otherwise to contest or limit the scope of such required disclosure.

8	REPRESENTATIONS AND WARRANTIES; DISCLAIMER

8.1	This Agreement is subject to and the Parties are the beneficiaries of the representations, warranties and covenants set forth in the Asset Purchase Agreement.

8.2	Seller Tax Representations

In addition to the representations, warranties and covenants set forth in the Asset Purchase Agreement, Seller hereby represents and warrants to Purchaser as follows:

(a)	Seller is a resident of the Kingdom of the Netherlands for purposes of the US/Netherlands Treaty and is entitled to all of the benefits thereof without limitation by Article 26 thereof (entitled “Limitation on Benefits”).

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(b)	Seller does not have a permanent establishment in the United States for purposes of the US/Netherlands Treaty, and no royalty to be received by it pursuant to this Agreement will be attributable to such a permanent establishment for purposes of the US/Netherlands Treaty.

8.3	Disclaimer

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE ASSET PURCHASE AGREEMENT, ALL TECHNOLOGY, INTELLECTUAL PROPERTY AND OTHER MATERIALS OR INFORMATION ASSIGNED, TRANSFERRED OR LICENSED HEREUNDER ARE ASSIGNED, TRANSFERRED OR LICENSED, AS THE CASE MAY BE, ON AN “AS IS” BASIS AND WITHOUT ANY WARRANTY OF ANY TYPE. SELLER’S SOLE LIABILITY AND PURCHASER’S SOLE REMEDY WITH RESPECT TO ANY PATENT INFRINGEMENT OR ANY OTHER CLAIM OF INFRINGEMENT OR MISAPPROPRIATION MADE BY ANY THIRD PARTY ON ACCOUNT OF, OR ARISING FROM THE USE OR PRACTICE OF ANY TECHNOLOGY, INTELLECTUAL PROPERTY OR OTHER MATERIALS OR INFORMATION ASSIGNED, TRANSFERRED OR LICENSED HEREUNDER SHALL BE AS SET FORTH IN THE ASSET PURCHASE AGREEMENT AND IN THE ROYALTY SUSPENSION CLAUSE IN CLAUSE 5.5 HEREOF.

9	INFRINGEMENT INDEMNITY AND LIMITATION OF LIABILITY

9.1	Indemnity by Purchaser

9.1.1	Duty to Indemnify and Defend

Purchaser shall indemnify and hold harmless Seller against, and will defend or settle at Purchaser’s own expense, subject to the limitations stated in clauses 9.2 and 9.3 below and, to the extent applicable, the provisions of Sections 8.6 and 8.7 of the Asset Purchase Agreement, any action or other proceeding brought against Seller, its Affiliates or their respective directors, officers, shareholders or employees (each a “Seller Indemnified Party”) to the extent that it is based on a claim that any Successor Version or Combination Version, or a portion of either one (each, a “Purchaser Indemnified Version”) infringes or misappropriates a copyright, Patent or other Intellectual Property Right of a third party. Purchaser will pay any damages (including attorneys’ fees) awarded against the Seller Indemnified Party in any such action or proceeding and any costs and expenses (including reasonable attorneys’ fees) incurred by the Seller Indemnified Party to the extent attributable to any such claim, subject to the limitations stated in clauses 9.3 and 9.4 below. Seller agrees to provide Purchaser with prompt notice of any action or other proceeding brought against a Seller Indemnified Party for which such Seller Indemnified Party has indemnification rights hereunder, provided that the failure to provide such prompt

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notice shall not relieve Purchaser of its indemnification obligations hereunder except to the extent it is materially prejudiced thereby. Seller hereby agrees, and Seller shall procure that each other Seller Indemnified Party shall agree as a condition of being indemnified hereunder, that Purchaser will have the sole right to control the defense and settlement of any such action or other proceeding hereunder, provided that the Seller Indemnified Party may participate in the defense and settlement with its own attorneys at its expense, and provided, further, that Purchaser shall not be liable for or obligated under any compromise or settlement of such claim, action or proceeding without its prior written consent not to be unreasonably withheld or delayed. At Purchaser’s reasonable request, each Seller Indemnified Party shall provide Purchaser with reasonable assistance, at Purchaser’s expense, in its defense and settlement of such action, proceeding or claim.

9.1.2	Injunctions

If Seller’s use of any Successor Version(s) and/or Combination Version(s) under the terms of this Agreement is, or in Purchaser’s reasonable opinion is likely to be, enjoined due to the type of infringement or misappropriation specified in clause 9.1.1 above, which is not subject to any exclusion set forth in subsection 9.1.4 below, then Purchaser shall, at its sole option and expense, subject to clause 9.3 below, either:

(i)	procure for each Seller and its Affiliates the right to continue using such Successor Version(s) and/or Combination Version(s) or any Purchaser Indemnified Versions, under the terms of this Agreement; or

(ii)	replace or modify such Successor Version(s) and/or Combination Version(s), or any Purchaser Indemnified Versions, so that they are noninfringing and substantially equivalent in function to the Successor Version(s) and/or Combination Version(s), or any Purchaser Indemnified Versions, subject to, or potentially subject to, an injunction.

Upon Purchaser’s successful performance of 9.1.2(i) or (ii) above, Purchaser’s liability under clause 9.1.1 above with respect to the applicable claim shall terminate with respect to all damages, costs and expenses related to the continued use of the unaltered Successor Version(s) and/or Combination Version(s) after the date of such performance, or, in the case of clause 9.1.2(ii) after Seller has had a reasonable opportunity, in light of the applicable circumstances, to implement the replaced or modified Successor Version(s) and/or Combination Version(s).

9.1.3	Sole Remedy

THE FOREGOING ARE PURCHASER’S SOLE AND EXCLUSIVE OBLIGATIONS, AND SELLER’S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF PATENTS OR INTELLECTUAL PROPERTY RIGHTS UNDER THIS AGREEMENT.

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9.1.4	Exclusions

Purchaser shall have no obligations under this clause 9.1 to the extent that the infringement or misappropriation arises from:

(i)	the Transferred Materials or Licensed Materials, standing alone (and not in combination, operation or use with other software, apparatus, data, technology or materials, except where the infringement or misappropriation does not arise from such combination, operation or use);

(ii)	any modification(s) to any Transferred Material(s), Successor Version(s) and/or Combination Version(s) made by Seller, any of its Affiliates, any Divested Company, ***, any of their respective sublicensees or any Person on behalf of any of the foregoing;

(iii)	Purchaser’s compliance with modifications requested by Seller or any of its Affiliates (or any Divested Company, *** through Seller or any of its Affiliates) to any Transferred Material(s), Successor Version(s) and/or Combination Version(s) that comply with specifications or implementation instructions provided by Seller or any of its Affiliates (or any Divested Company, *** through Seller or any of its Affiliates) under a Statement of Work pursuant to the Technology Services Agreement, to the extent such compliance with the specifications or instructions could not be achieved without infringing or misappropriating the rights of a third party;

(iv)	any instantiations of any Transferred Material(s), Successor Version(s) and/or Combination Version(s) generated by Seller, any of its Affiliates, any Divested Company, *** or any Person on behalf of any of the foregoing, except, solely with respect to Successor Version(s) and/or Combination Version(s), to the extent such infringement or misappropriation existed in such Successor Version(s) and/or Combination Version(s) in the form delivered by Purchaser to Seller;

(v)	any use of any Transferred Material(s), Successor Version(s) and/or Combination Version(s) in combination with products or technology not provided by Purchaser if such infringement would not have arisen but for such combination or use;

(vi)

any failure to implement a revision to any Successor Version(s) and/or Combination Version(s) delivered by Purchaser to Seller, which if implemented, would have avoided the infringement or misappropriation, provided that the

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revision is given to Seller free of charge with reasonable time, in light of the applicable circumstances, to implement it and does not substantially alter the functionality of the Successor Version(s) and/or Combination Version(s); or

(vii)	any NXP Material(s) licensed or sublicensed to Purchaser under the Technology Services Agreement, standing alone (and not in combination, operation or use with other software, apparatus, data, technology or materials, except where the infringement or misappropriation does not arise from such combination, operation or use).

9.2	EXCEPT FOR A BREACH OF THE LICENSE GRANTS AND RESTRICTIONS UNDER CLAUSES 2.2, 2.4 AND 2.5, THE PAYMENT OBLIGATIONS UNDER CLAUSE 6.2, OR CONFIDENTIALITY UNDER CLAUSE 7, AND TO THE EXTENT ALLEGED IN THIRD PARTY CLAIMS COVERED BY INDEMNIFICATION OBLIGATIONS UNDER CLAUSE 9.1, NEITHER PARTY SHALL BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OR FAILURE UNDER THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES ARE AN ESSENTIAL ELEMENT IN THIS AGREEMENT.

9.3	EXCEPT FOR A BREACH OF THE LICENSE GRANTS AND RESTRICTIONS UNDER CLAUSES 2.2, 2.4 AND 2.5, THE PAYMENT OBLIGATIONS UNDER CLAUSE 6.2, OR CONFIDENTIALITY UNDER CLAUSE 7, AND PURCHASER’S OBLIGATIONS UNDER CLAUSE 9.1, IN NO EVENT SHALL EITHER PARTY’S LIABILITY UNDER THIS AGREEMENT EXCEED *** U.S. DOLLARS (US$***) (IT BEING UNDERSTOOD THAT THE CIRCUMSTANCES FOR WHICH REMEDIES ARE AVAILABLE TO PURCHASER PURSUANT TO CLAUSES 5.4 AND 5.5 SHALL NOT BE DEEMED LIABILITIES OF SELLER THAT ARE SUBJECT TO THE FOREGOING LIMITATION). PURCHASER’S LIABILITY FOR ITS OBLIGATIONS UNDER CLAUSE 9.1 ABOVE, SHALL, IN CONJUNCTION WITH PURCHASER’S OBLIGATIONS UNDER SECTION 7.1 OF THE TECHNOLOGY SERVICES AGREEMENT, NOT EXCEED AN AGGREGATE OF *** U.S. DOLLARS (US$***). THESE LIMITATIONS OF LIABILITY ARE CUMULATIVE AND NOT PER INCIDENT. FOR PURPOSES OF CLARIFICATION, WITH RESPECT TO PURCHASER’S OBLIGATIONS UNDER CLAUSE 9.1 ABOVE AND SECTION 7.1 OF THE TECHNOLOGY SERVICES AGREEMENT, THE COMBINED LIABILITY UNDER THIS AGREEMENT AND THE TECHNOLOGY SERVICES AGREEMENT SHALL NOT EXCEED *** U.S. DOLLARS (US$***), IN THE AGGREGATE. FURTHERMORE THE EXCLUSIONS AND LIMITATIONS OF LIABILITY SET FORTH IN THIS CLAUSE 9.3 DO NOT APPLY IN CASE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR INTENTIONAL BREACH, OR IN CASE OF PERSONAL INJURY OR DEATH.

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10	TERM AND TERMINATION

10.1	Effective Date

This Agreement shall become effective as from the Closing Date and continue in full force and effect in accordance with its terms unless and until terminated by mutual agreement of the Parties. The rights and obligations of the Parties which by their nature would continue beyond termination of this Agreement shall survive and continue after any termination of this Agreement for as long as necessary to permit their full discharge.

11	ASSIGNMENT

Purchaser may not assign or transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of Seller; provided, however, that Purchaser may assign this Agreement, in whole but not in part, along with all its rights and obligations hereunder (i) to an Affiliate of Purchaser or (ii) to a third party as part of a merger, acquisition or sale of Purchaser or substantially all of the business or assets of Purchaser related to the subject matter of this Agreement without such consent. Seller may not in whole or in part assign or transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of Purchaser; provided, however, that Seller may assign this Agreement, in whole but not in part, and all of its rights and obligations hereunder (i) to an Affiliate of Seller or (ii) to a third party as part of a merger, acquisition or sale of Seller or substantially all of the business or assets of Seller related to the subject matter of this Agreement without such consent, as long as the third party involved in such a merger, acquisition or sale is not a Purchaser Competitor.

12	APPLICABLE LAW; DISPUTE RESOLUTION PROCEDURE

12.1	Applicable law and dispute resolution

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts entered into and performed under the laws of the State of New York, without giving effect to such laws whose application would result in the application of the laws of another jurisdiction.

(i)	Any claims or causes of action arising out of or in connection with this Agreement (“Claims”) that relate to any Patent matter that is within the jurisdiction of the United States Court of Appeals for the Federal Circuit will be brought solely in the federal courts in the Southern District of New York or, if said court lacks subject matter jurisdiction, then in the Supreme Court of the State of New York, County of New York. Each Party hereby submits to the personal jurisdiction and venue of such courts and agrees to receives service of process at its address set forth herein.

(ii)	With respect to all Claims other than those specified in clause (i) above, clauses 13.2 through 13.9 of the Asset Purchase Agreement are hereby incorporated by reference and

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made a part hereof as if fully set forth herein, provided that this clause 12.1 shall not preclude a Party from pursuing an action in any court of competent jurisdiction for the sole purpose of obtaining injunctive or similar relief in the case of a breach of clause 2 or clause 7 hereof.

(iii)	If Claims are raised that fall within both clause 12.1(i) above and clause 12.1(ii) above, the Parties will resolve the Claims falling within clause 12.1(i) above first, and then proceed with the remaining claims under clause 12.1(ii) above. The Parties agree that a final or the unappealed judgment of any Claims under clause 12.1(i) above (a “Final Judgment”) may be submitted to any court of competent jurisdiction within the Netherlands (or in any other jurisdiction), that such Final Judgment may be enforced by such court, and that neither Party will object to the enforcement by such court of such Final Judgment. Further, a Final Judgment may be taken by the prevailing party to the arbitrator handling any Claims under clause 12.1(ii) above.

13	MISCELLANEOUS

13.1	Entire Agreement

This Agreement and the documents, instruments and other agreements specifically referred to herein or therein or delivered pursuant hereto, including all Annexes hereto, constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements, term sheets, letters of interest, correspondence (including e-mail) and undertakings, both written and oral, between Seller, on the one hand, and Purchaser, on the other hand, with respect to the subject matter hereof.

13.2	Amendment

Subject to applicable law, the Parties may amend this Agreement at any time in accordance with an instrument in writing signed on behalf of each of the Parties.

13.3	Notices

All notices and other communications hereunder will be in writing and deemed to have been duly given if given in accordance with the provisions of the Asset Purchase Agreement.

13.4	Severability

If any term or provision of this Agreement or the application of any such term or provision to any Person or circumstance is held by final judgment of a court of competent jurisdiction or arbiter to be invalid, illegal or unenforceable in any situation in any jurisdiction, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect. If the final judgment of such court or arbitrator declares that any term or provision hereof is invalid, void or

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unenforceable, the parties agree to, as applicable, (i) reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or (ii) replace any invalid, illegal or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the original intention of the invalid, illegal or unenforceable term or provision.

13.5	Extension; Waiver

Any Party hereto may, to the extent legally allowed, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party hereto to any such waiver will be valid only if set forth in an instrument in writing signed on behalf of such Party. Without limiting the generality or effect of the preceding sentence, no delay in exercising any right under this Agreement will constitute a waiver of such right, and no waiver of any breach or default will be deemed a waiver of any other breach or default of the same or any other provision in this Agreement.

13.6	No Third-Party Beneficiaries

This Agreement is for the sole benefit of the Parties, their permitted assigns, Affiliates and permitted sublicensees, and nothing herein, express or implied, is intended to or will confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

13.7	Costs

Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be borne by the Party incurring such costs and expenses, whether or not the Transaction is consummated.

13.8	Independent contractors

The Parties are and intend to remain independent contractors. Nothing contained in this Agreement shall be deemed or construed to constitute or create an agency, association, joint venture or partnership between the Parties, and neither Party shall have authority to act in the name of or on behalf of or otherwise to bind the other Party in any way, including the making of any representation or warranty, the assumption of any obligation or liability and the exercise of any right or power.

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13.9	Export control

Each Party acknowledges that the technology transferred, assigned or licensed hereunder, including documentation and technical data, may be subject to export control regulations. Neither Party shall export or re-export (directly or indirectly) any technology or other materials transferred, assigned or licensed to it hereunder without complying with applicable export regulations, and upon request, each Party shall provide reasonable assistance to the other Party with respect to such compliance.

13.10	Language

This Agreement and all documents and notices issued under the terms of this Agreement shall be in the English language. Any translation into another language is for the convenience of the Parties only.

13.11	Counterparts

This Agreement may be executed in two (2) counterparts, and by each of the Parties in separate counterparts, each of which when executed will be deemed to be an original but both of which taken together will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or by electronic delivery in Adobe Portable Document Format will be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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AGREED AND SIGNED ON [—] BY:

Name:	NXP B.V., as Seller
Title:	[Title]

Name:	Virage Logic Corporation, as Purchaser
Title:	[Title]

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Annex I – IPTLA – Purchaser Competitors

***

Any Affiliate of any of the foregoing Persons, any Person holding directly or directly more than 50 percent of the nominal value of the share capital or more than 50 percent of the voting power at general or special meetings of shareholders of the foregoing Persons, any Person acquiring all or substantially all of the assets of any of the foregoing Persons or the surviving entity of any merger to which such Person is a party or constituent entity.

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Annex L – IPTLA – High-Level IP Block Obligations and Restrictions

1. License Fees: For the first *** (***) sublicenses with respect to High-Level IP Blocks under clause 2.2(b)(iii) of the Intellectual Property Transfer and License Agreement, Seller shall not be obligated to pay Purchaser any fees with respect thereto. Thereafter, Seller and Purchaser shall negotiate in good faith and mutually determine the fee for any additional sublicenses entered into pursuant to clause 2.2(b)(iii) on a case by case basis; provided that any such sublicense fee shall not be in excess of *** percent (***%) of the list price of the Purchaser Licensed IP embodied in the relevant High Level IP Block.

2. Timing of Sublicense Fee Payments: With respect to those sublicenses for which Seller is obligated to pay Purchaser a fee hereunder, Seller shall notify Purchaser promptly of its receipt of fees from a sublicense entered into pursuant to clause 2.2(b)(iii) of the Intellectual Property Transfer and License Agreement. Seller shall pay the fees due to Purchaser in accordance with paragraph 1 of this Annex L within forty-five (45) days after Seller’s receipt of fees from such sublicense.

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Annex M – IPTLA – Revenue Sharing Deductible Costs

Class of Expense	Direct	Indirect	Deductible costs
Salary	***	***	***

Vacation Accrual Expense	***	***	***
PTO	***	***	***

Medical Insurance	***	***	***
Dental Insurance	***	***	***
Vision Insurance	***	***	***
Other Benefits	***	***	***
Cobra Expense	***	***	***
Benefits Allocations Out	***	***	***
Employee Insurance	***	***	***
Fitness & Other Benefits	***	***	***
Benefits	***	***	***

Payroll Taxes	***	***	***
Payroll Tax	***	***	***

Severance Expense	***	***	***
Severance	***	***	***

Bonus Expense	***	***	***
Gratuity	***	***	***
Bonus	***	***	***

Commission Expense	***	***	***
Commission

Relocations	***	***	***
Relocation	***	***	***

Auto Allowance	***	***	***
Other Compensation	***	***	***
Subtotal Compensation

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Deprec - Furniture & Fixtures	***	***	***
Deprec - Computers & Equipment	***	***	***
Deprec - Software	***	***	***
Deprec - Building	***	***	***
Deprec - Leasehold Improvement	***	***	***
Amort - Intangibles - Patents	***	***	***
Amort - Intangibles - Goodwill	***	***	***
Depreciation & Amortization	***	***	***

Subcon/Consulting	***	***	***
Outside Services	***	***	***
Consulting	***	***	***

Lodging	***	***	***
Travel Meals	***	***	***
Auto Rental and Rental Gas	***	***	***
Transportation & Airfare	***	***	***
Travel Telecom	***	***	***
Taxi/shuttle/tips/parking toll	***	***	***
Other Exp. - Visa’s/Medical	***	***	***
Auto Expense & Mileage	***	***	***
Business Meals	***	***	***
Entertainment	***	***	***
Meetings	***	***	***
Company Events	***	***	***
Special Events-T&E	***	***	***
Employee Meals	***	***	***
Employee Meals Off-Site	***	***	***
Travel and Entertainment	***	***	***

Benefit Plan Fees	***	***	***
Payroll Service Fees	***	***	***
Accounting & Auditing	***	***	***
Bank Fees	***	***	***
Insurance - General Liab	***	***	***
Insurance - D & O	***	***	***
Transfer Agent	***	***	***
Public Filings	***	***	***

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Investor Relations	***	***	***
Professional Services	***	***	***

Legal - Corporate	***	***	***
Legal - Patents	***	***	***
Legal - Immigration	***	***	***
Legal Services	***	***	***

Equipment Lease	***	***	***
Equipment Expenses	***	***	***
Equipment	***	***	***

Freight	***	***	***
Postage	***	***	***
Office Supplies	***	***	***
Cafeteria Supplies	***	***	***
Supplies	***	***	***

Advertising & Promotion	***	***	***
Collateral	***	***	***
Public Relations	***	***	***
Trade Shows/Exhibition	***	***	***
Website	***	***	***
Partner Marketing Programs	***	***	***
Industry Assoc Sponsorships	***	***	***
Market Research	***	***	***
Marcom	***	***	***

Software Expenses	***	***	***
Software Maint	***	***	***
Software License Fees	***	***	***
SW Expense	***	***	***

Cell Phone	***	***	***
Telephone	***	***	***
Maintenance & Repairs	***	***	***
Rent - Office	***	***	***
Rent - Common Area Maint	***	***	***
Lease Termination	***	***	***
Offsite - Storage	***	***	***

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Office Move and Related Exp.	*	**	*	**	*	**
Property Tax	*	**	*	**	*	**
Janitorial Expense	*	**	*	**	*	**
Security	*	**	*	**	*	**
Utilities	*	**	*	**	*	**
Facilities	*	**	*	**	*	**

Internet Connect	*	**	*	**	*	**
MIS	*	**	*	**	*	**

Test Chip Cost	*	**	*	**	*	**
Test Chip	*	**	*	**	*	**

Rep. Commission	*	**	*	**	*	**
External Commission	*	**	*	**	*	**

Recruiting Expense	*	**	*	**	*	**
Recruiting	*	**	*	**	*	**

Workers’ Compensation	*	**	*	**	*	**
Seminars & Education	*	**	*	**	*	**
Subscriptions & Dues	*	**	*	**	*	**
Other Expenses	*	**	*	**	*	**
Employee Welfare	*	**	*	**	*	**
Internal Communication	*	**	*	**	*	**
Custom / Duty Tax	*	**	*	**	*	**
Business License	*	**	*	**	*	**
Charitable Contributions	*	**	*	**	*	**
Other	*	**	*	**	*	**

Board compensation	*	**	*	**	*	**
Board	*	**	*	**	*	**

Bad Debts	*	**	*	**	*	**
Bad Debt	*	**	*	**	*	**
Subtotal Non-Compensation
Total Expense Before Alloc

Overhead Allocation	*	**	*	**	*	**
Facilities allocations-In	*	**	*	**	*	**
IT allocations-In	*	**	*	**	*	**
Allocation	*	**	*	**	*	**
Total Expense

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